                    VAN ECK WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                               1997 ANNUAL REPORT

Dear Fellow Shareholder:

Although your Fund had risen 22.9% in the first six months of 1997 and as much as 30.6% by the end of July, Asia's debt and currency crisis, which unfolded in late summer, had a negative impact on the Fund's overall performance for the year. For the twelve months ended December 31, 1997, the Worldwide Emerging Markets Fund lost 11.6%*. This compares to an 11.6% decline in the benchmark Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF Index) and a 10.3% drop by the Fund's mutual fund peer group as measured by the Lipper Emerging Markets Fund Index.

EMERGING MARKETS REVIEW
It was a volatile year for the world's emerging markets. Many lost ground by year end solely because of Asia's financial crisis. Although many markets began the year with strong gains, the first hiccup appeared in early March as U.S. interest rates threatened to rise on fears of wage inflation; but, by May, U.S. economic growth had slowed and inflation remained stable, and most markets enjoyed significant rallies going into the summer. After midyear, however, Asia's woes began to adversely impact markets, and October was particularly difficult. By year end, Asia's emerging markets were the worst hit, declining 48.2%+ in 1997 in U.S. dollar terms. On the positive side, however, Latin America rose 31.6% and Eastern Europe posted a smaller gain of 6.1%, led by Russia, Turkey and Hungary.

ASIA AND THE INDIAN SUBCONTINENT
Thailand's decision in July to permit its currency (the baht) to float sent shockwaves through Asia's economies in the second half of 1997. Asian policymakers were unprepared for the challenges of economic restructuring, and their currencies, in anticipation of much higher levels of inflation, plunged against the U.S. dollar. The prospect of higher inflation and interest rates caused severe damage to Southeast Asian stock markets. By October, the crisis had gathered enough momentum to batter both Hong Kong and South Korea, causing a global sell-off of equities. Your Fund's performance in 1997 was most directly affected by the Asian crisis through its Hong Kong holdings, which represented 13.5% of assets at June 30 and were reduced to 5.2% at year end.

Confidence in Asia--although overly abundant in recent years--was nowhere in evidence in the second half of 1997, despite the region's continued high savings rates and strong economic growth. This flagging confidence was further exacerbated by a strong U.S. dollar, the weak Japanese economy, pegged exchange rates and an over-reliance on short-term foreign currency funding. By year end, however, appropriate policy responses had emerged in most Asian countries along with bail-out packages from the International Monetary Fund (IMF) for Thailand, South Korea, Indonesia and the Philippines; still, it may be several months before a full recovery ensues.

From an opportunity standpoint, the region--which on average has sold at a 60% premium to Latin America for the past ten years--now trades at a discount on a forward basis; sentiment is at rock bottom and valuation parameters look attractive. An export recovery is already under way in several countries and is being complemented by a dramatic decline in imports. This will slowly rebuild liquidity, which will be helped by foreign investment resulting from cheaper prices and new investor-friendly policies. Nevertheless, global investors will look for hard evidence of financial and economic reform, including full liberalization of domestic financial markets, before committing the funds that will spark Asia's recovery.

Overall, your Fund maintained an underweight and substantially divergent position in Asia relative to the MSCI EMF Index, with less emphasis on Malaysia, Taiwan and Korea and greater concentration in China/Hong Kong. Elsewhere in Asia, India was one of the region's positive performers in 1997. At year end, your Fund maintained an overweight position in India, given prospects of a resumption of its economic reform program, improved economic growth and foreign investment flow.

LATIN AMERICA
In 1997, Latin America was somewhat immune to the impact of Asia's turmoil. The region continued to benefit from its own economic recovery which followed the peso crisis in early 1995. Mexico led the region as a return of confidence in its economy has pushed shares in consumer goods and financial services companies higher. Going forward, the economic outlook for Mexico will depend to a large extent on U.S. growth. Last year, your Fund's holdings in the Mexican brewer Femsa and its listed subsidiary, Coca-Cola Femsa, were particularly strong.

Brazil's impressive response to attacks on its currency reassured investors that although economic growth will dip in 1998, its commitment to economic reform remains in place. Longer term, Brazil's privatization program will be the key to its economic health. Brazil should capitalize on investor confidence in 1998 with a return to international bond markets to help finance its $70 billion current account deficit. Foreign direct investment is likely to account for more than half the needed financing (mainly from Brazil's privatization of its telecommunication and electric utilities); however, funding the balance will keep Brazil vulnerable to shocks emanating from other parts of the world. In 1997, the Fund's holdings in Brazilian utilities such as Telebras, Petrobras and Copel gained ground, reflecting upcoming efficiency gains from privatization. Elsewhere in Latin America, Argentina's market failed to regain momentum at year end due to exaggerated fears of an economic collapse in Brazil. However, IYE de la Patagonia, a regional supermarket chain held by the Fund, rose 91% for the year and was among the region's best performers.

In 1998, we expect economic growth in Latin America to decline slightly, averaging more than 4% for the region as a whole, and inflation to continue its downward trend. In the first quarter, Mexico, Argentina and Brazil are likely to outperform the region; therefore, we have placed the bulk of our Latin American positions in these markets. As the year progresses, we will monitor Latin America for signs of vulnerability to external account deterioration as Asian exports recover.

EUROPE, THE MIDDLE EAST AND AFRICA
Eastern Europe was a solid performer in 1997, spurred by prospects of economic recovery and attractive valuations. Russia led the pack with its tremendous 112% rise. Russia's economic recovery diminished the perceived risks of a severe budget imbalance, although investor confidence remains much influenced by politics. The region should continue to enjoy a modest rebound in growth and falling inflation. Your Fund took profits in a number of Russian shares during the year, but continues to hold Unified Energy Systems, which gained 137% in 1997 and still appears undervalued. At year end, your Fund held an overweight position in Eastern Europe relative to the MSCI EMF Index, with holdings concentrated in Russia, Hungary and Romania.

Southern European markets performed strongly as a result of the prospects of European Monetary Union (EMU) convergence. Current valuations, especially in Portugal, reflect this enthusiasm. Greece faces the challenge of whether or not it can participate in monetary union without currency devaluation and a high level of EU transfers. Interest rates have eased since the Asian-induced spike, but Greece's stock market has not recovered, thus creating potential value.

The Middle East and Africa, highly disparate regions, posted mixed results in 1997. Israel's monetary policy remains tight as the government attempts to keep inflation below 10%. In 1998, however, interest rates are likely to decline as the year progresses. The Egyptian economy is likely to continue to experience healthy real growth with inflation under 7%. Turkey will be worth watching closely, as the government has signaled its intention to bring inflation down dramatically from its current 80% level. Finally, we expect South Africa's growth to slow as a result of Asia's crisis. Its interest rates should decline in 1998, thus benefiting your Fund's South African financial services holdings.

THE OUTLOOK
Going forward, prospects for the emerging markets certainly look reasonable. Although the past few months may have been uncomfortable, the long-term outlook for many of the worst-hit emerging markets remains excellent. Some uncertainty will persist until the full impact of Asia's financial crisis unfolds; this is likely to make the emerging markets volatile in the near term. We continue to favor the markets of Latin America and Eastern Europe, where economic progress continues and the underlying economic fundamentals remain stronger than in Asia. As Asian leaders are able to address the challenges posed by the global economy, Asian currencies will stabilize, encouraging investors to return to the stock markets. We continue to believe that it is prudent for investors to diversify their investment portfolios, and that an allocation to the emerging markets may, over the long-term, increase returns.

We appreciate your participation in the Worldwide Emerging Markets Fund and look forward to helping you meet your investment goals in the future. Finally, we are pleased to announce that on February 1, Gary Greenberg, Chief Investment Officer of Peregrine Asset Management, will be joining the firm as Managing Director, Van Eck Global Asset Management Asia, and Chief Investment
Officer - International Equities.

[PHOTO]                   [PHOTO]

/s/ JOHN C. VAN ECK       /s/ GARY GREENBERG

John C. van Eck           Gary Greenberg
Chairman                  Portfolio Manager

January 23, 1998

+ Unless otherwise stated, all stock market returns are Morgan Stanley Capital
  International (MSCI) Indices, measured in U.S. dollar terms, and reflect the reinvestment of gross dividends. Indices are "Free" where applicable.

                    VAN ECK WORLDWIDE EMERGING MARKETS FUND
                    vs. MSCI Emerging Markets Free(2) Index
                               and S&P 500 Index


  Van Eck Worldwide        MCSI Emerging        S&P 500
Emerging Markets Fund    Markets Free Index      Index
12/95   10000                10000               10000
        10929                10711               10340
        10455                10541               10436
3/96    10424                10623               10537
        11061                11047               10692
        11596                10998               10968
6/96    11799                11067               11010
        11708                10310               10523
        12236                10574               10745
9/96    12286                10666               11350
        12083                10381               11663
        12540                10555               12545
12/96   12682                10603               12296
        13860                11326               13064
        14350                11811               13167
3/97    13809                11501               12626
        13748                11521               13379
        14604                11851               14194
6/97    15583                12485               14830
        16561                12672               16010
        14788                11059               15113
9/97    15104                11366               15941
        12056                 9501               15408
        11241                 9154               16122
12/97   11211                 9375               16398


-------------------------------------------------------------
 *AVERAGE ANNUAL                                   SINCE
  TOTAL RETURN 12/31/97               1 YEAR     INCEPTION(1)
-------------------------------------------------------------
  Van Eck Worldwide Emerging
    Markets Fund(3)                   (11.6)%       5.3%
-------------------------------------------------------------
  MSCI Emerging Markets
    Free Index                        (11.6)%      (3.2)%
-------------------------------------------------------------
  S&P 500 Index                        33.4%       28.1%
-------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not take variable annuity/life fees and expenses into account.
The graph shows month-end net asset values; however, the net asset value fluctuates daily.
1. Inception date for the Van Eck Worldwide Emerging Markets Fund is 12/21/95.
2. "Free" includes only those securities available to foreign (e.g., U.S.) investors.
3. Performance does not reflect the impact of the Fund's expenses, as they have been partially reimbursed by the Adviser at certain times since the Fund's inception.
Indices reflect the reinvestment of gross dividends.
This graph compares an initial $10,000 investment in the Van Eck Worldwide Emerging Markets Fund made at its inception with a similar investment in the MSCI Emerging Markets Free Index.
THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX AND THE S&P 500 INDEX ARE UNMANAGED INDICES AND INCLUDE THE REINVESTMENT OF ALL DIVIDENDS, BUT DO NOT REFLECT THE PAYMENT OF TRANSACTION COSTS, ADVISORY FEES OR EXPENSES THAT ARE ASSOCIATED WITH AN INVESTMENT IN THE FUND.

                    VAN ECK WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                TOP TEN EQUITY HOLDINGS AS OF DECEMBER 31, 1997

TELECOMUNICACOES BRASILEIRAS S.A. (TELEBRAS)
(BRAZIL, 5.2%)

Telebras is the monopoly telephone operator in Brazil for both cellular and fixed line service and is Latin America's largest company by market capitalization. Brazil's low penetration of telephone lines per capita gives Telebras significant growth potential. Telebras is valued at a large discount to other Latin American telecom companies and should be fully privatized in 1998, thus supporting efficiency gains and increased value to shareholders.

NORILSK NICKEL
(RUSSIA, 3.3%)

Norilsk Nickel is Russia's largest metals producer. Although its core operations are profitable, Norilsk Nickel is saddled with heavy social obligations, such as hospitals and schools; it has recently paid off most of its tax arrears and is negotiating the divestment of social ends to the local authority. Norilsk Nickel was sold to Uneximbank, which has installed professional management and increased focus on profitability.

GRUPO FINANCIERO BANCOMER S.A.
(MEXICO, 2.9%)

Bancomer is Mexico's second largest bank, with associates in insurance, asset management (including the largest pension fund in Mexico) and long-distance telephony. Its healthy loan profile indicates that it is leading the recovery of the Mexican banking system. Bancomer trades at a discount to the Latin American banking sector average, despite having better-than-average growth potential.

GRUPO ELEKTRA S.A. DE C.V.
(MEXICO, 2.5%)

Grupo Elektra operates more than 400 retail stores throughout Mexico and Central America. The company sells consumer electronics, household appliances and furniture, and offers money transfer services. It also provides financing to low-income customers at very profitable interest rates. Elektra owns a minority interest in Television Azteca, a highly successful Mexican television network.

TELECOMUNICACOES DE SAO PAULO S.A. (TELESP)
(BRAZIL, 2.4%)

Telesp, a subsidiary of Telebras, is the monopoly provider of telephone services to the Sao Paulo metropolitan region, which is the wealthiest and most densely populated region of Brazil. Telephone demand is very high in Sao Paulo and Telesp has a large backlog. Telesp will be split into fixed line and cellular providers later in 1998 and a controlling stake in each will be sold to a strategic investor. Telesp's future as a privatized company appears bright.

TEVA PHARMACEUTICALS INDUSTRIES LTD.
(ISRAEL, 2.2%)

Teva is the largest company in Israel by market capitalization and is a world-class drug producer little affected by the vagaries of the Middle East peace process. Teva continues to benefit from its growing network of distributors in the U.S., Continental Europe and the UK. Teva's proprietary multiple sclerosis drug, Copaxone, has been approved for sale in the U.S. and Canada and should be approved in Europe in 1998. This drug has the potential to boost earnings dramatically.

PETROLEO BRASILEIRO S.A.
(BRAZIL, 2.2%)

The oil and gas production monopoly of Brazil, Petrobras remains under state control. Petrobras is unlikely to be fully privatized in the short run, but a 30% strategic stake is likely to be sold off. The company has sizable reserves, both proven and possible, and holds the world record for the deepest drilled marine well. Recent developments in legislation may enable the company to initiate joint ventures with international oil companies and remove loss-making social obligations. Petrobras trades at a large discount to Western producers.

COCA-COLA FEMSA S.A.
(MEXICO, 2.1%)

Coca-Cola Femsa is a Coca-Cola anchor bottler with the franchise for the metropolitan area of Mexico City, Southeastern Mexico and Buenos Aires, Argentina. The company produces and distributes the Coca-Cola range of soft drinks and has recently diversified into bottled water. Coca-Cola Femsa has been increasing market share at the expense of Pepsi, through increased use of technology and aggressive marketing campaigns.

GEDEON RICHTER RT.
(HUNGARY, 2.1%)

Gedeon Richter, Hungary's largest and most profitable drug producer, specializes in cardiovascular, central nervous system, contraceptive and gastrointestinal drugs. It has an excellent distribution network in Russia and the former Soviet Union countries. Although per capita domestic consumption of drugs is low, exports to the European Union represent an attractive opportunity.

BANCO DE A. EDWARDS
(CHILE, 2.0%)

Banco Edwards is a private bank that targets middle and high net-worth individuals. It is benefiting from rising penetration of financial services in Chile and cross selling of its products. Edwards' loan portfolio is clean and well provisioned and its return on equity and assets are among the highest in the country.

                        WORLDWIDE EMERGING MARKETS FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1997
--------------------------------------------------------------------------------

           NO. OF                                       VALUE
COUNTRY    SHARES           SECURITIES (a)            (NOTE 1)
---------------------------------------------------------------
ARGENTINA: 3.4%
           84,800  Banco Del Suquia S.A.            $   220,522
           42,195  Banco Frances del Rio de la
                     Plata S.A. (ADR)                 1,155,088
           62,570  IYE de la Patagonia (Class B)      1,126,474
           20,000  YPF S.A. (Sponsored ADR)             682,500
                                                    -----------
                                                      3,184,584
                                                    -----------
BRAZIL: 16.7%
      124,870,000  Banco Credito Nacional S.A.
                     Pfd.                             1,085,291
           23,000  Cemig S.A. (ADR)                     991,516
       26,000,000  CIA Eletricidade de Bahia          1,747,234
      101,422,428  CIA Paranaense de Energa Copel
                     Pfd.                             1,683,454
        3,872,000  CIA Saneamento Basilo de Sao
                     Paulo                              919,385
        3,095,800  Petroleo Brasileiro S.A. Pfd.
                     (b)                              2,008,286
          216,740  Telecomunicacoes de Sao Paulo
                     Pfd.                                57,676
        9,470,000  Telecomunicacoes de Sao Paulo
                     S.A.                             2,155,177
        8,364,000  Telecomunicacoes Brasileiras
                     S.A. (b)                         4,806,019
                                                    -----------
                                                     15,454,038
                                                    -----------
CHILE: 2.0%
          108,500  Banco de A. Edwards (ADR)          1,844,500
                                                    -----------
CHINA: 2.7%
          940,200  Huangshan Tourism Development
                     Co. Ltd. (Class B)                 746,519
        1,530,000  Shenzhen Fangda Co. Ltd.
                     (Class B)                        1,757,531
                                                    -----------
                                                      2,504,050
                                                    -----------
EGYPT: 1.3%
           23,800  Al-Ahram Beverages Co. (GDR)         668,780
            1,000  Commercial International Bank         20,179
           21,070  Eastern Tobacco Co.                  489,270
                                                    -----------
                                                      1,178,229
                                                    -----------
GREECE: 1.4%
           56,000  Hellenic Bottling Co. S.A.         1,299,482
                                                    -----------
HONG KONG: 5.2%
          160,000  Beijing Enterprises Holdings
                     Ltd.                               410,955
          490,000  China Foods Holdings Ltd.            161,272
          111,000  CITIC Pacific Ltd.                   441,261
        1,480,000  Huaneng Power International
                     Convertible Bond 1.75%
                     5/21/2004                        1,461,500
        1,676,000  Qingling Motor Co.                   822,014
          201,000  Shanghai Industrial Holding          747,154
          750,000  Ye(Ng) Fung Hong Ltd.                788,934
                                                    -----------
                                                      4,833,090
                                                    -----------

          NO. OF                                       VALUE
COUNTRY   SHARES           SECURITIES (a)            (NOTE 1)
---------------------------------------------------------------
HUNGARY: 4.4%
          168,600  Euronet Services Inc.            $ 1,306,650
           16,400  Gedeon Richter Rt. (Sponsored
                     GDR)+                            1,906,500
           91,000  Graboplast Rt. Textiles
                     (Sponsored GDR)                    832,650
                                                    -----------
                                                      4,045,800
                                                    -----------
INDIA: 8.3%
           69,950  Asea Brown Boveri Ltd.               838,686
          124,600  Asian Paints Ltd.                    956,750
           24,350  Associated Cement Cos.               861,412
           32,500  Bajaj Auto Ltd.                      501,594
           28,000  Hindalco Industries Ltd.             530,714
           10,000  Hindustan Lever Ltd.                 352,934
          170,000  Hoechst Marion Roussel Ltd.        1,461,480
          126,600  Mahanagar Telephone Nigam Ltd.       833,235
           21,428  Ranbaxy Laboratories Ltd.            384,966
          127,100  Tata Engineering & Locomotive
                     Co.                                960,545
                                                    -----------
                                                      7,682,316
                                                    -----------
INDONESIA: 3.8%
        8,915,000  Citra Marga Nusaphala Persada        963,784
          339,500  Hanjaya Mandala Sampoerna "F"        253,860
          544,000  PT Astra Intl."F"                    139,676
        3,893,000  PT Bimantara Citra "F"               736,514
          292,000  PT Gudang Garam                      440,631
          693,500  PT Ramayaha Lestari Sentosa "F"      646,642
        3,776,000  Putra Suarya Multidana               357,189
                                                    -----------
                                                      3,538,296
                                                    -----------
ISRAEL: 9.8%
          760,165  Bank Leumi Le-Israel               1,276,036
           42,500  Bio-Technology General
                     Corporation                        456,875
           40,000  Formula Systems (1985) Ltd.        1,230,995
           13,500  Nice Systems Ltd. (ADR)              567,000
           55,100  Orbotech Ltd.                      1,756,313
          177,150  Oshap Technologies Ltd.            1,749,356
           43,330  Teva Pharmaceuticals Industries
                     Ltd. (ADR)*                      2,050,051
                                                    -----------
                                                      9,086,626
                                                    -----------
MALAYSIA: 2.4%
          278,000  Berjaya Sports Toto Berhad           712,087
          523,333  KFC Holdings Berhad                  848,757
          535,750  Malaysia Assurance Alliance
                     Berhad                             615,123
                                                    -----------
                                                      2,175,967
                                                    -----------
MEXICO: 13.9%
           30,210  Cifra S.A. (ADR)                     736,369
           32,900  Coca-Cola Femsa S.A. (ADR)         1,908,200
          101,500  Corp Internamericana
                     Entrenamiento (Series B)           787,641
          145,900  Fomento Economico Mexicano,
                     S.A. de C.V. (Series B)          1,171,975
           66,000  Grupo Elektra S.A. de C.V.
                     (GDR)                            2,322,375
          204,000  Grupo Financiero Bancomer S.A.
                     (ADR) (144 A)                    2,652,000
           69,500  Kimberly Clark de Mexico S.A.
                     (ADR)                            1,641,938

                       See Notes to Financial Statements.

                        WORLDWIDE EMERGING MARKETS FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                         DECEMBER 31, 1997 (continued)
--------------------------------------------------------------------------------

          NO. OF                                       VALUE
COUNTRY   SHARES           SECURITIES (a)            (NOTE 1)
---------------------------------------------------------------
          553,000  Nacional de Drogas S.A. de C.V.  $   478,485
           50,000  Television Azteca S.A. de C.V.
                     (Sponsored ADR)                  1,128,125
                                                    -----------
                                                     12,827,108
                                                    -----------
PERU: 1.4%
           74,000  Credicorp Ltd.                     1,332,000
                                                    -----------
PHILIPPINES: 2.6%
        7,730,000  Belle Corp.+                         346,020
          226,800  Benpres Holdings Corp. (GDR)         640,710
          230,130  San Miguel Corporation (Class
                     B)                                 326,870
        6,340,900  SM Prime Holdings Inc.             1,091,690
                                                    -----------
                                                      2,405,290
                                                    -----------
POLAND: 1.0%
           57,045  Computerland Poland S.A.+            906,247
                                                    -----------
ROMANIA: 2.5%
          571,984  Carbid Fox                           191,370
          299,457  Petrobrazi S.A.                    1,280,207
           76,605  Petromidia                           223,075
           48,544  Romanian Growth Fund                 327,670
           24,150  Romcim                               257,361
                                                    -----------
                                                      2,279,683
                                                    -----------
RUSSIA: 6.9%
           15,550  Mosenergo (ADR)                      581,570
              335  Norilsk Nickel Pfd. (RDC)          1,969,800
              180  Norilsk Nickel (RDC)               1,125,000
           59,284  Noyabrskneftegaz                     407,578
           61,500  Surgutneftegaz (ADR)                 622,688
            5,150  Tatneft (ADR)                        733,875
        4,500,000  Unified Energy Systems Pfd.          969,750
                                                    -----------
                                                      6,410,261
                                                    -----------
SINGAPORE: 0.8%
          376,000  Clipsal Industries Ltd.              481,280
           91,000  Datacraft Asia Ltd.                  234,780
                                                    -----------
                                                        716,060
                                                    -----------
SOUTH AFRICA: 2.9%
           66,050  Liberty Life Assoc. of Africa
                     Ltd.                             1,717,300
           41,700  Nedcor Ltd.                          923,264
                                                    -----------
                                                      2,640,564
                                                    -----------
SOUTH KOREA: 0.3%
            5,714  SK Telecom (Warrants Expiring
                     7/12/99)+                          273,584
                                                    -----------
TAIWAN: 1.8%
          100,000  ROC Taiwan Fund                      812,500
           50,000  Taiwan Fund Inc.                     825,000
                                                    -----------
                                                      1,637,500
                                                    -----------
THAILAND: 1.2%
           36,200  Ban Pu Coal Co. Ltd.                 100,021
          172,000  Bec World Public Co. Ltd.            731,134
          329,300  Tipco Asphalt Public "F"             258,961
                                                    -----------
                                                      1,090,116
                                                    -----------
           NO. OF                                       VALUE
COUNTRY    SHARES           SECURITIES (a)            (NOTE 1)
---------------------------------------------------------------
CALL OPTION PURCHASES: 0.01%
           20,055  Bank Leumi Le-Israel (strike
                     price @ ILS 5,511 expiring
                     8/10/1998)                     $    11,431
                                                    -----------
TOTAL STOCKS AND OTHER INVESTMENTS: 96.70% (Cost:
  $103,474,867)                                      89,356,822
OTHER ASSETS LESS LIABILITIES: 3.3%                   3,076,097
                                                    -----------
NET ASSETS: 100%                                    $92,432,919
                                                    ===========

SUMMARY OF                      SUMMARY OF
INVESTMENTS         % OF        INVESTMENTS           % OF
BY INDUSTRY       PORTFOLIO     BY INDUSTRY        PORTFOLIO
-------------------------------------------------------------

Aluminum                 0.6%   Industrial Metals --
Assembly                 0.2%    Diversified             1.9%
Auto & Trucks            2.5%   Insurance                2.5%
Automotive Finance       0.4%   Investment Fund          2.2%
Banks                    9.9%   Manufacturing            1.9%
Beverages                4.5%   Medical Products &
Brewers                  1.3%    Supplies                0.4%
Building Materials       0.3%   Medical Services         0.5%
Cement                   1.2%   Metals                   3.3%
Chemicals                0.2%   Oil & Gas Exploration    0.4%
Coal                     0.1%   Oil Integrated           4.4%
Computers                5.1%   Oil Refinery             1.6%
Conglomerates            2.4%   Personal Products        2.3%
Consumer Products        0.4%   Pharmaceuticals          5.8%
Electric                 2.6%   Real Estate              1.6%
Electronics & Electrical        Restaurants              0.9%
 Equipment               2.4%   Retail                   4.0%
Engineering &                   Supermarkets             1.2%
 Construction            0.9%   Telecommunications       8.8%
Entertainment            0.8%   Television               1.2%
Entertainment &                 Tobacco                  1.3%
 Leisure Time            2.5%   Toll Road Operator       1.0%
Finance                  1.4%   Utilities                6.4%
Financial Services       1.5%   Other assets less
Foods & Beverages        0.9%    liabilities             3.3%
Holding Company          0.2%                          -----
Holding Co --
 Diversified             0.8%                          100.0%
                                                       =====

---------------

(a) Unless otherwise indicated, securities owned are shares of common stock.
(b) Includes securities in the form of ADR.
 +  Non-income producing.
 *  Segregated for derivative contracts.

GLOSSARY:

ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt
RDC -- Russian Depositary Certificate
"F" -- Foreign

                       See Notes to Financial Statements.

                        WORLDWIDE EMERGING MARKETS FUND
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

ASSETS:
Investments at value (identified cost, $103,474,867) (Note 1).....................................................   $ 89,356,822
Cash..............................................................................................................      2,552,215
Receivables:
 Capital shares sold..............................................................................................        547,275
 From broker (Note 4).............................................................................................        544,160
 Dividends and interest...........................................................................................        519,603
Deferred organization costs (Note 1)..............................................................................          4,471
                                                                                                                     ------------
     Total assets.................................................................................................     93,524,546
                                                                                                                     ------------
LIABILITIES:
Payables:
 Capital shares redeemed..........................................................................................      1,061,018
Accounts payable..................................................................................................         30,609
                                                                                                                     ------------
     Total liabilities............................................................................................      1,091,627
                                                                                                                     ------------
Net assets........................................................................................................   $ 92,432,919
                                                                                                                     ============
Shares outstanding................................................................................................      8,401,298
                                                                                                                     ============
Net asset value, redemption and offering price per share ($92,432,919/8,401,298)..................................   $      11.00
                                                                                                                     ============
Net assets consist of:
 Aggregate paid in capital........................................................................................   $118,781,978
 Unrealized depreciation of investments, equity swaps and foreign currency........................................    (14,225,831)
 Undistributed net investment income..............................................................................        596,310
 Accumulated realized loss........................................................................................    (12,719,538)
                                                                                                                     ------------
                                                                                                                     $ 92,432,919
                                                                                                                     ============

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

                                                                                                              FOR THE
                                                                                                             YEAR ENDED
                                                                                                         DECEMBER 31, 1997
                                                                                                   ------------------------------
INCOME: (Note 1)
Dividend (net of foreign taxes withheld of $113,019)........................................                         $  1,807,131
Interest....................................................................................                               15,640
                                                                                                                     ------------
                                                                                                                        1,822,771
EXPENSES:
Management (Note 2).........................................................................       $1,062,413
Administration (Note 2).....................................................................            2,546
Professional................................................................................           73,254
Custodian...................................................................................          133,208
Registration................................................................................           37,653
Reports to shareholders.....................................................................           33,332
Trustees fees and expenses..................................................................            8,567
Amortization of deferred organization costs (Note 1)........................................            1,500
Other.......................................................................................           66,576
                                                                                                   ----------
     Total expenses.........................................................................        1,419,049
Expenses assumed by the Advisor and reduced by a custodian fee arrangement (Note 2).........         (567,181)
                                                                                                   ----------
     Net expenses...........................................................................                              851,868
                                                                                                                     ------------
     Net investment income..................................................................                              970,903
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (Note 3):
Realized loss from security transactions....................................................                          (11,105,861)
Realized loss from foreign currency transactions............................................                             (361,787)
Realized loss on equity swaps and foreign future contracts..................................                           (1,610,071)
Change in unrealized appreciation of foreign currency receivables and payables..............                                  303
Change in unrealized depreciation of investments and equity swaps...........................                          (14,387,243)
                                                                                                                     ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........................................                         $(26,493,756)
                                                                                                                     ============

                       See Notes to Financial Statements.

                        WORLDWIDE EMERGING MARKETS FUND
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                                    FOR THE
                                                                                      FOR THE        FOR THE         PERIOD
                                                                                        YEAR       EIGHT MONTHS   DECEMBER 21,
                                                                                       ENDED          ENDED         1995+ TO
                                                                                    DECEMBER 31,   DECEMBER 31,    APRIL 30,
                                                                                        1997           1996           1996
                                                                                    ------------   ------------   ------------
INCREASE IN NET ASSETS FROM:
  OPERATIONS:
  Net investment income...........................................................  $   970,903    $     9,793      $  3,557
  Realized (loss) gain from security transactions.................................  (11,105,861)       142,431         6,311
  Realized loss from foreign currency transactions................................     (361,787)        (3,503)          (62)
  Realized loss on equity swaps and foreign future contracts......................   (1,610,071)            --            --
  Change in unrealized appreciation (depreciation) of foreign currency receivables
    and payables..................................................................          303           (733)          317
  Change in unrealized appreciation (depreciation) of investments and equity
    swaps.........................................................................  (14,387,243)       124,384        37,141
                                                                                    ------------   ------------   ------------
  Increase (Decrease) in net assets resulting from operations.....................  (26,493,756)       272,372        47,264
                                                                                    ------------   ------------   ------------
Dividends to shareholders from:
  Net investment income...........................................................     (171,583)        (3,356)           --
                                                                                    ------------   ------------   ------------
CAPITAL SHARE TRANSACTIONS*:
  Net proceeds from sales of shares...............................................  197,339,135     14,591,092       550,000
  Reinvestment of dividends.......................................................      171,583          3,356            --
                                                                                    ------------   ------------   ------------
                                                                                    197,510,718     14,594,448       550,000
  Cost of shares reacquired.......................................................  (93,767,481)      (105,707)           --
                                                                                    ------------   ------------   ------------
Increase in net assets resulting from capital share transactions..................  103,743,237     14,488,741       550,000
                                                                                    ------------   ------------   ------------
      Total increase in net assets................................................   77,077,898     14,757,757       597,264
NET ASSETS:
Beginning of period...............................................................   15,355,021        597,264            --
                                                                                    ------------   ------------   ------------
End of period (including undistributed net investment income of $596,310, $6,429
  and $3,433, respectively).......................................................  $92,432,919    $15,355,021      $597,264
                                                                                    ============   ============   ============
*SHARES OF BENEFICIAL INTEREST OUTSTANDING WITH AN UNLIMITED NUMBER OF $.001 PAR
  VALUE SHARES AUTHORIZED, ISSUED AND REDEEMED:
  Shares sold.....................................................................   13,987,525      1,183,568        54,566
  Reinvestment of dividends.......................................................       12,617            294            --
                                                                                    ------------   ------------   ------------
                                                                                     14,000,142      1,183,862        54,566
  Shares reacquired...............................................................   (6,828,716)        (8,556)           --
                                                                                    ------------   ------------   ------------
  Net increase....................................................................    7,171,426      1,175,306        54,566
                                                                                    ============   ============   ============
---------------
+  Commencement of operations.

                       See Notes to Financial Statements.

                        WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

                                                                                                                    FOR THE
                                                                             FOR THE             FOR THE             PERIOD
                                                                               YEAR           EIGHT MONTHS        DECEMBER 21,
                                                                              ENDED               ENDED            1995(a) TO
                                                                           DECEMBER 31,       DECEMBER 31,         APRIL 30,
                                                                               1997               1996                1996
                                                                           ------------       -------------       ------------
Net Asset Value, Beginning of Period.....................................    $  12.49            $ 10.95            $  10.00
                                                                             --------            -------            --------
Income From Investment Operations:
  Net Investment Income..................................................        0.14               0.01(b)             0.07(b)
  Net Gain (Loss) on Securities (both realized and unrealized)...........       (1.58)              1.59                0.88
                                                                             --------            -------            --------
Total From Investment Operations.........................................       (1.44)              1.60                0.95
                                                                             --------            -------            --------
Less Distributions:
  Distributions from net investment income...............................       (0.05)             (0.06)                 --
                                                                             --------            -------            --------
Net Asset Value, End of Period...........................................    $  11.00            $ 12.49            $  10.95
                                                                             ========            =======            ========
Total Return (c).........................................................      (11.61%)            14.66%               9.50%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000)..........................................    $ 92,433            $15,355            $    597
Ratio of Gross Expenses to Average Net Assets............................        1.34%              2.64%(d)            2.06%(d)
Ratio of Net Expenses to Average Net Assets..............................        0.80%              0.00%(d)            0.00%(d)
Ratio of Net Income to Average Net Assets................................        0.91%              0.74%(d)            1.89%(d)
Portfolio Turnover Rate..................................................      142.39%             29.53%              45.89%
Average Commission Rate Paid.............................................    $ 0.0011            $0.0029            $ 0.0124

---------------

(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends at net asset value during the period and a redemption on the last day of the period. Total returns for the periods of less than one year were not annualized.
(d) Annualized.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Worldwide Emerging Markets Fund series, a diversified fund (the "Fund"), of the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of management's estimates, and the actual amounts could differ.

A. SECURITY VALUATION--Securities traded on national exchanges and traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the year. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost which with accrued interest approximates value. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies on the last business day of the period. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets and liabilities are recorded as realized gains or losses from foreign currency transactions.

D. DIVIDENDS AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The effect of these differences for the year ended December 31, 1997 decreased undistributed net investment income and decreased accumulated net realized loss by $209,439.

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

F. DEFERRED ORGANIZATION-- Costs are being amortized over a period not to exceed five years.

                        WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

G. USE OF DERIVATIVE INSTRUMENTS

OPTION CONTRACTS--The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a capital loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term capital gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

NOTE 2--Van Eck Associates Corporation (the Adviser) earned fees of $1,062,413 for the year ended December 31, 1997 for investment management and advisory services. The fee is based on an annual rate of 1% of the average daily net assets, which includes the fee paid to the Adviser for accounting and administrative services. Commencing January 11, 1997, the Adviser waived and assumed all fees and expenses, excluding brokerage commissions, foreign tax and interest expenses, to the extent they exceeded 1% of average daily net assets until the Fund's net assets aggregated $50 million or until March 31, 1997, whichever occurred first. On February 4, 1997, net assets exceeded $50 million and the Adviser agreed to limit all expenses to 1.5% of the average daily net assets. For the year ended December 31, 1997, the Adviser waived expenses in the amount of $18,137. Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation.

In accordance with the advisory agreement, the Fund reimbursed Van Eck Associates Corporation $2,546 for costs incurred in connection with certain administrative functions.

The Fund has a fee arrangement, based on cash balances left on deposit with the custodian, which reduces the Fund's operating expenses. For the year ended December 31, 1997, the Fund's expenses were reduced by $549,044 under this arrangement. The Fund could have invested the assets used in connection with the custodian fee arrangement in income producing assets if it had not entered into such an arrangement.

NOTE 3--Purchases and sales of securities, other than short-term obligations, aggregated $231,930,501 and $129,786,361, respectively, for the year ended December 31, 1997. For federal income tax purposes, the identified cost of investments owned at December 31, 1997 was $107,887,212. As of December 31, 1997, net unrealized depreciation for federal income tax purposes aggregated $18,530,390, of which $9,105,102 related to appreciated securities and $27,635,492 related to depreciated securities.

NOTE 4--The Fund entered into the following equity swap to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. In the case of the following swap, the Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends.

Risks may arise as a result of the failure of the other party to the contract to comply with the terms of the swap contract. The loss incurred on the following swap is limited to the payments made on the purchase date by the Fund. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities.

The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker. For the year ended December 31, 1997, the Fund had realized losses of $1,595,292 from equity swaps.

At December 31, 1997, the Fund had the following outstanding swap with a single counterparty (stated in U.S. dollars):

    UNDERLYING     NUMBER OF  NOTIONAL  TERMINATION    UNREALIZED
     SECURITY       SHARES     AMOUNT      DATE       DEPRECIATION
------------------ ---------  --------  -----------  --------------
Mahanagar
 Telephone Nigam
 Ltd.                51,800   $443,337    7/03/98      $ (107,673)

NOTE 5--The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

NOTE 6--The Fund invests in warrants whose values are linked to indices or underlying instruments. The Fund uses these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

NOTE 7--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Fund has elected to show this deferred liability net of the corresponding asset for financial statement purposes. The Plan has been approved by the Internal Revenue Service.

As of December 31, 1997, the total value of the liability of the Fund's portion of the Plan is $7,593.

NOTE 8--An income dividend of $0.09 a share and a short-term capital gain dividend of $0.08 a share were paid on January 30, 1998 to shareholders of record dated January 28, 1998 with a reinvestment date of January 30, 1998.

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Van Eck Worldwide Insurance Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Worldwide Emerging Markets Fund (the "Fund") (one of the series constituting the Van Eck Worldwide Insurance Trust) as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended, for the eight months ended December 31, 1996, and for the period December 21, 1995 (commencement of operations) to April 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Worldwide Emerging Markets Fund series of the Van Eck Worldwide Insurance Trust as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended, for the eight months ended December 31, 1996, and for the period December 21, 1995 (commencement of operations) to April 30, 1996, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

New York, New York
February 18, 1998

                                                  DECEMBER 31, 1997

    VAN ECK WORLDWIDE
     INSURANCE TRUST


-----------------------------                           VAN ECK
                                                       WORLDWIDE
    WORLDWIDE EMERGING                              INSURANCE TRUST
      MARKETS FUND                                   ANNUAL REPORT






                                                        WORLDWIDE
                                                    EMERGING MARKETS
                                                          FUND



 VAN ECK WORLD WIDE INSURANCE TRUST
------------------------------------
 99 Park Avenue, New York, NY 10016


This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation.
Please read the prospectus carefully before investing.


FR1998-0123-0057


      [VAN ECK GLOBAL LOGO]                          [VAN ECK GLOBAL LOGO]